UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 17, 2005

__________________________

PC MALL, INC.

(Exact Name of Registrant as Specified in its Charter)

__________________________

                                                                                Delaware                                      000-25790                                    95-4518700

                                                              (State or Other Jurisdiction of                      (Commission File Number)                (I.R.S. Employer

                                                                 Incorporation or Organization)                                                                           Identification No.)

2555 West 190th Street, Suite 201

Torrance, California  90504

 (Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant's telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On March 17, 2005, PC Mall, Inc. (the "Company" or "Registrant") filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission, extending the deadline for filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 up to fifteen calendar days.  On the Notification, the Company indicated:

 In the Registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (the "2004 Form 10-K"), the Registrant's management is required to include a report on  its assessment of the effectiveness of the Registrant's internal control over financial reporting as of December 31, 2004, as required under Section 404 of the Sarbanes Oxley Act of 2002.  As of the date of this filing, the Registrant is continuing to evaluate deficiencies in its internal control over financial reporting and as a result of the control deficiencies identified to date, is performing additional analysis in order to complete its assessment of the effectiveness of the Registrant's internal control over financial reporting and to complete its 2004 financial statements and the 2004 Form 10-K. Due to the additional time required by the Registrant to complete these activities, the Registrant is unable to file the 2004 Form 10-K within the prescribed due date of March 16, 2005, without unreasonable effort and expense.

               A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. During the audit of the Registrant's 2004 financial statements, the Registrant's independent registered public accounting firm identified and brought to management's attention certain errors relating to the Registrant's revenue recognition for transactions under a software service advisor agreement ("SSA Agreement"). This control deficiency resulted in an audit adjustment that was reflected in the financial results for the Registrant's fourth quarter and fiscal year ended December 31, 2004, which were furnished as Exhibit 99.1 to the Registrant's Current Report on Form 8-K on February 18, 2005.  Total revenue recognized in 2004 for SSA Agreement transactions was $131,000 and was included in the foregoing reported results of operations.  Deferred revenue related to these transactions at December 31, 2004 was $282,000.  Management has performed an assessment of these errors, and on March 16, 2005 management determined that the control deficiency relating to the errors identified with respect to revenue recognition for the SSA Agreement transactions constitutes a material weakness.  The Registrant has developed and implemented procedures to improve its internal controls relative to SSA Agreement transactions and the timing of revenue recognition for such transactions.

            As a result of the complex nature of the new requirements under Section 404 and the time and resources required to assess the material weakness described above, the Registrant is unable to complete and file the 2004 Form 10-K by the prescribed filing date without unreasonable effort and expense.  The Registrant continues to dedicate significant resources to the finalization of its financial statements, internal control testing and reporting, and the 2004 Form 10-K.  The Registrant currently anticipates filing the 2004 Form 10-K on or before the extended deadline of March 31, 2005.  As a result of the material weakness identified, the Registrant's management will conclude in the Management Report on Internal Control Over Financial Reporting to be included in the 2004 Form 10-K that the Registrant's internal control over financial reporting was not effective. Also, as a result of the material weakness, the Registrant's management believes that the report of its independent registered public accounting firm will contain an adverse opinion with respect to the effectiveness of the Registrant's internal control over financial reporting as of December 31, 2004.

            The Registrant is still in the process of completing all of the necessary assessment processes required by Section 404 of the Sarbanes-Oxley Act of 2002. Although the Registrant is not currently aware of any additional deficiencies that are expected to result in a material weakness, there can be no assurances that the Registrant will not subsequently determine that any existing or additional deficiencies constitute material weaknesses as a result of management's ongoing evaluation of internal control over financial reporting.

           The Company expects that its eCOST.com subsidiary will file its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 with the SEC on or before its March 31, 2005 filing deadline.

            This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements include, but not limited to, the timing of the completion of management's assessment of the effectiveness of the Company's internal controls over financial reporting, the audits of the Company's financial statements and internal control over financial reporting, the existence and impact of any deficiencies or material weaknesses, corrective actions taken by the Company with respect to revenue recognition, compliance with Section 404 of the Sarbanes-Oxley Act, and the Company's ability to file its Form 10-K on or before the extended filing deadline.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  Factors that could cause actual results to differ materially from such forward-looking statements include unforeseen delays relating to resolution of the outstanding items under review, new issues arising in connection with the, assessment, audit and testing of internal controls, and changes in interpretations of GAAP or SEC requirements.  All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    PC MALL, INC.

Date:  March 17, 2005                                                 By:  /s/ Theodore R. Sanders

                                                                                          Theodore R. Sanders

                                                                                          Chief Financial Officer